UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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AbCellera Biologics Inc.
(Exact name of registrant as specified in its charter)

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Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 12, 2025 For Stockholders of record as of April 15, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/ABCL Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved AbCellera Biologics Inc. Annual Meeting of Stockholders Thursday, June 12, 2025 9:00 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ABCL for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ABCL For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ABCL To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 2, 2025. styleINA P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA

PROPOSAL 1. To elect two class II directors to our Board of Directors, to serve until the 2028 Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified; 1.01 Carl L. G. Hansen, Ph.D. 1.02 Michael Hayden, MBCHB (M.D.), Ph.D. 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; 3. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, or Say-on-Pay; 4. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 AbCellera Biologics Inc. Annual Meeting of Stockholders